                          SWISSRAY INTERNATIONAL, INC.
                          Proxy for 2000 Annual Meeting
                This Proxy is Solicited by the Board of Directors

         KNOW  ALL  MEN  BY  THESE  PRESENTS  that  I  (we),   the   undersigned

Stockholder(s) of SWISSRAY International, Inc. (the "Company"), do hereby nominate, constitute and appoint Ruedi G. Laupper and Josef Laupper or either of them (with full power to act alone), my (our) true and lawful attorney(s) with full power of substitution, for me (us) and in my (our) name, place and stead to vote all the Common Stock of said Company, standing in my (our) name on the books on the record date, October 16, 2000, at the Annual Meeting of its Stockholders to be held at the _____________________ Chicago, Illinois, on November 30, 2000, at ____ p.m., local time, or at any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present.

         This Proxy, when properly executed, will be voted as directed below. In the absence of any direction, the shares represented hereby will be voted for the (a) election of the nominees listed, (b) ratification of the appointment of the auditors and (c) approval of the proposal to adopt the Company's 2001 Stock Option Plan.

[ ] Please mark your votes in this example.

1. Election of Directors, Election of the five nominees, Ruedi G. Laupper, Josef Laupper, Dr. Erwin Zimmerli, Ueli Laupper and Dr. Sc. Dov Maor.

                        [ ] For All Nominees      [ ] Withhold From All Nominees

The Board of Directors recommends a vote FOR the Nominees. If you do not wish your shares voted FOR a particular nominee, draw a line through that person's name above.

2.       Approval  of  the   appointment  of  Feldman  Sherb  &  Co.,  P.C.,  as
         independent auditors of the Company for the fiscal year ending June 30, 2000.

                           [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

3.       Approval of the proposal to adopt the Company's 2001 Stock Option Plan.

                           [ ] For          [ ] Against       [ ] Abstain

The Board of Directors recommends a vote FOR approval.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

                                           SIGNATURE(S) ________________________

                                                        ------------------------

                                           DATE ________________________________

NOTE: Please sign exactly as the name (s)appear hereon.Joing owners should sign.
      When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

                          SWISSRAY INTERNATIONAL, INC.
                               80 Grasslands Road
                            Elmsford, New York 10523







                                                                October 23, 2000



Dear Stockholder:


         You are  cordially  invited  to attend  the 2000  Annual  Meeting  (the
"Annual Meeting") of Stockholders of SWISSRAY International, Inc. (the "Company"), which will be held at the ___________, Chicago, Illinois, on November 30, 2000, commencing at ____ p.m. (local time). By attending the meeting, you will have an opportunity to hear a report on the operations of your Company and to meet your directors and executives. We look forward to greeting as many of our stockholders as are able to be with us.

         At the Annual Meeting, you will be asked to (1) elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2001; (3) consider and act upon a proposal to adopt the SWISSRAY International, Inc. 2001 Stock Option Plan and
(4) transact such other business as may properly come before the meeting and any adjournment thereof.

         The Company has chosen to hold its Annual Meeting of Stockholders on November 30, 2000 in Chicago, Illinois so as to coincide with the Annual Radiological Society of North America ("RSNA") Convention being held from November 26, 2000 to November 30, 2000. In this manner Company stockholders attending the Meeting will have an opportunity to and are urged to visit the Company's exhibition booth and attend Company presentations and lectures regarding both current products and products under development. Attendees will also be able to participate in demonstrations regarding product utilization and operation. At the 1999 RSNA Convention the Company received two awards for its outstanding market campaign and presence: the Pro-Comm 1999 and the 2000 BMA Tower Award, both sponsored by the Business Marketing Association. We would like to share our success with you and invite you to visit our booth during exhibition hours and meet with numerous Company representatives.

         We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please read the Proxy Statement, then complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

         The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2000 (the "Annual Report") is being mailed to you together with the enclosed proxy materials.

                                           Yours sincerely,




                                           Ruedi G. Laupper
                                           Chairman of the Board,
                                           Chief Executive Officer and President

                          SWISSRAY INTERNATIONAL, INC.
                                80 Grassland Road
                            Elmsford, New York 10523
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 30, 2000


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SWISSRAY International, Inc., a New York corporation (the "Company"), will be held at the ______________, Chicago, Illinois, on November 30, 2000, at ____ p.m. (local time) for the purpose of considering and voting upon the following matters:

         (1) To elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified;

         (2)      To ratify the Board of Directors' action of its appointment of
                  Feldman Sherb &  Co.,   P.C.  as  the  Company's   independent
                  public accountants for the fiscal year ending June 30, 2001;

         (3) To consider and act upon a proposal to adopt the SWISSRAY International, Inc. 2001 Stock Option Plan; and

         (4) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2000, Proxy Statement and form of proxy are enclosed.

         Only stockholders of record as of the close of business on October 16, 2000 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

         You are cordially invited to be present at the Annual Meeting. It is important to you and the Company that your shares be voted at the Annual Meeting.

                                           By Order of the Board of Directors



                                           Ruedi G. Laupper
                                           Chairman of the Board,
                                           Chief Executive Officer and President
October 23, 2000


                                IMPORTANT NOTICE:

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE ANNUAL MEETING.

                          SWISSRAY INTERNATIONAL, INC.
                         ------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 30, 2000

         This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of SWISSRAY International, Inc. , a New York corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the ________________, Chicago, Illinois, on November 30, 2000, at ____ p.m. (local time) and at any adjournment thereof. Only stockholders of record as of the close of business on October 16, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting.

         This Proxy Statement and the accompanying Proxy, together with a copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2000 (the "Annual Report"), are being sent or given to the stockholders on or about October 23, 2000.

         At the Annual Meeting, the Stockholders of the Company will be asked to: (1) elect five directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the Board of Directors' action of its appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2001; (3) consider and act upon a proposal to adopt the SWISSRAY International, Inc. 2001 Stock Option Plan (the "Stock Option Plan") and (4) transact such other business as may properly come before the meeting and any adjournments thereof.

         Principal executive offices of the Company are located at Turbistrasse 25-27, CH-6280 Hochdorf, Switzerland and at 80 Grasslands Road, Elmsford, New York 10523. The Company's telephone number in Switzerland is 011-41-41-914-1200 and in the United States is 914-345-3700.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                     GENERAL

Solicitation of Proxies

         If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the proxy. In the absence of instructions to the contrary, such shares will be voted to (1) elect five directors to the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified; (2) ratify the appointment of Feldman Sherb & Co., P.C. as the Company's independent public accountants for the fiscal year ending June 30, 2001; (3) adopt the SWISSRAY International, Inc. 2001 Stock Option Plan and (4) transact such other business as may properly come before the Annual Meeting and any adjournment thereof. The Board of Directors does not currently intend to bring any other matters before the Annual Meeting and is not aware of any matters that will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

Revocation of Proxies

         Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Annual Meeting, by attending the Annual Meeting and voting in person or by submitting a signed proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at 80 Grasslands Road, Elmsford, New York 10523, Attention: Secretary. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy.

Voting Securities and Beneficial Ownership

         Only holders of record of the Common Stock of the Company as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Annual Meeting. As of the close of business on October 16, 2000, there were __________ shares of the Common Stock outstanding.

         The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Each outstanding share is entitled to one vote at the meeting for all items set forth in the Notice and Proxy. Cumulative voting for the nominees for directors is not permitted. Assuming a quorum, the nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

         Ratification of Proposal 2 as well as stockholder approval of Proposal 3 each require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

         Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Abstention and broker non-votes, if any, will similarly be counted for purposes of determining the presence or absence of a quorum but will have no other effect on the vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Common Stock as of October 16, 2000 (except where otherwise noted) with respect to (a) each person known by the Registrant to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director of the Registrant, (c) the Registrant's executive officers and (d) all officers and directors of the Registrant as a group. Except as indicated in the footnotes to the table, all of such shares of Common Stock are owned with sole voting and investment power. As of the date indicated above Ruedi G. Laupper, President of the Registrant, has sole voting rights over approximately __% of all outstanding shares. See footnotes _ and __ below. The title of class of all securities indicated below is Common Stock with $.01 par value per share.

                                        No. Of Shares          Percentage of
                                        Beneficially           Shs. Beneficially
Name and Address of Beneficial Owner      Owned (1)                Owned (1)
------------------------------------   --------------           ----------------
Ruedi G. Laupper (2)(10)                  2,941,074                   _____%
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Josef Laupper (3)                           325,000                    ____%
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Erwin Zimmerli (4)                              218,750                   _%
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Ueli Laupper (11)                               443,750                ____%
80 Grasslands Road
Elmsford, New York 10024

Dov Maor (13)                                    31,250                   _%
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Michael Laupper (12)                             250,000               ____%
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Dominion Capital Fund, Ltd.                    _________ (5)          _____%
c/o Thomson Kernaghan & Co. Ltd.
365 Bay Street
Toronto, Ontario M5H 2V2
Canada

Sovereign Partners LP                          _________ (6)          _____%
90 Grove Street - Suite 01
Ridgefield, Connecticut   06877

Liviakis Financial Communications, Inc. (LFC)  3,526,000 (7)          _____%
495 Miller Avenue - 3rd Floor
Mill Valley, California   94914

Rolcan Finance Ltd.                              780,000 (8)           ____%
Seestrasse 17
P.O. Box 53
CH 8702 Zollikon 2
Switzerland

Parkdale LLC (14)                              _________(14)          _____%
c/o Thomson Kernaghan & Co. Ltd.
365 Bay Street
Toronto, Ontario M5H 2V2
Canada

All directors and officers as
 a group (six persons)                         4,209,824 (9)          _____%

* Represents less than 1% of the______shares outstanding as of October 16, 2000.


(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.
(2) Includes (i) 37,500 shares owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him;
         (ii) 460,324 shares owned indirectly by Ruedi G. Laupper through Tomlinson Holding Inc., a corporation which is wholly owned by him,
         (iii) 12,000 shares which may be acquired upon exercise of immediately exercisable options, which options are owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him and (iv) an additional 156,250 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999.
(3) Includes 175,000 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999.
(4) Includes 68,750 shares which may be acquired upon exercise of balance of immediately exercisable options.

         As of the October 16, 2000, an aggregate principal outstanding balance (exclusive of interest) for those Convertible Debentures referred to below amounts to $__________. None of these convertible debentures are owned by officers and/or directors of the Company.

(5) Includes _______ shares currently owned as well as up to _________ shares which normally could be issued (exclusive of interest), at any time, upon conversion of previously issued convertible debentures (the "Convertible Debentures"). Dominion Capital Fund, Ltd. is managed and directed by David Sims, its sole director. Voting control of Dominion Capital Fund, Ltd.'s shares is exercised by Livingstone Asset Management Limited, a Bahamas Company controlled by David Sims.
(6) Includes _______ shares currently owned as well as up to _________ shares which normally could be issued (exclusive of interest), at any time, upon conversion of previously issued convertible debentures (the "Convertible Debentures"). The person or persons having voting control are Southridge Capital Management LLC, P.P., Steven Hicks (President) - Connecticut.

         The foregoing information contained in footnotes 5 and 6 above assumes conversion based on 18% - 20% discount from market (dependent upon debenture) based upon the last reported sales price on October 16, 2000. This number of shares, if issued, would require disclosure of beneficial ownership of in excess of 5%. However, pursuant to terms of Convertible Debentures, the holders thereof may not beneficially own more than 4.99% of outstanding Company shares (other than as a result of mandatory conversion provisions). The 4.99% limitation is only contractual in nature. The 4.99% limitation does not apply and, accordingly, would not limit beneficial ownership in any manner in the event that (a) 50% or more of the Company is acquired, (b) the Company is merged into another company or (c) a change of control occurs.

(7) Pursuant to written Agreements, the Registrant's President, Ruedi G. Laupper, has sole voting rights with respect to these shares without any limitation thereon so long as same are owned by LFC. LFC in turn (and pursuant to agreement with the Company) may not sell any of such shares until March 28, 2001 and then only in accordance with and subject to such volume limitations as are imposed in accordance with the applicable provisions of Rule 144 under the Securities Act of 1933.
(8) Roland Kaufmann, Managing Director and a control person of this firm has voting control over these shares.
(9)      Includes 737,000 shares issuable upon option exercise.
(10) When taking into account the number of shares owned beneficially by Ruedi G. Laupper (2,772,824) as well as those shares over which he exercises voting control (as indicated in footnote 7 above) Ruedi G. Laupper exercises voting control over approximately __% of all voting shares as of October 16, 2000.

(11) Includes 193,750 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999.
(12) Includes 100,000 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999.
(13) Includes 31,250 shares which may be acquired upon exercise of immediately exercisable options issued in October 1999.
(14) Includes _________ shares currently owned as well as up to _________ shares which normally could be issued (exclusive of interest), at any time, upon conversion of previously issued convertible debentures (the "Convertible Debentures"). Parkdale LLC is managed and directed by Navigator Management Ltd., its sole director. Voting control of Parkdale LLC's shares is exercised by Livingstone Asset Management Limited, a Bahamas Company controlled by David Sims.

         As indicated in footnotes 5 and 14 thereto, Livingstone Asset Management Limited, a Bahamas Company controlled by David Sims has voting control over both Dominion Capital Fund, Ltd. and Parkdale LLC. These persons or firms having voting control (i.e., Livingstone Asset Management Limited, controlled by David Sims) do not own any Company shares of record but rather have been given the right to vote by Dominion Capital and Parkdale with respect to those shares owned by such entities. Accordingly, such persons and/or firms (referred to in this paragraph) exercise, in the aggregate, as of October 16, 2000 the right to vote over _________ shares owned in the aggregate by Dominion Capital and Parkdale.

Restrictive Shares Issued in Accordance With Consulting Agreements

         Those shares of Company common stock indicated as being owned by Liviakis Financial Communications, Inc. ("LFC") and Rolcan Finance Ltd. ("Rolcan") were issued to each of such firms in accordance with various terms and conditions contained in certain Consulting Agreements between the Company and such firms. With respect to certain summarized information regarding such Consulting Agreements, reference is herewith made to the Company's Form 10-K for fiscal year ended June 30, 2000 and in particular the subsection therein entitled "Restrictive Shares Issued in Accordance with Consulting Agreement". While such information summarizes certain pertinent terms and conditions contained in the Agreements heretofore referred to it does not purport to be a complete summary of such Agreements. Copies of such Agreements are filed with the SEC in the Company's Form S-1 Registration Statement under SEC file number 333-59829. Accordingly, further information may be obtained through the Commission's World Wide Web site utilized for Issuers (such as the Company) that file electronically with the Commission. The address of such site is http:\\www.sec.gov.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The directors are elected annually by the stockholders of the Company. The By-laws of the Company provide that the number of directors shall be no less than three or more than seven unless and until otherwise determined by vote of a majority of the entire Board of Directors. In accordance therewith, a total of five persons have been designated by the Board of Directors as nominees for election at the Annual Meeting and are being presented to the stockholders for election. The directors to be elected at the Annual Meeting shall be determined by a majority vote of the shares present in person or by proxy, entitled to vote at the Annual Meeting.

         The By-Laws of the Company permit the Board of Directors by a majority vote, between annual meetings of the stockholders, to increase the number of directors and to appoint qualified persons to fill the vacancies created thereby.

         The persons named below are being proposed as nominees for election as directors for the term expiring at the next annual meeting currently intended to be held in late 2001, and until their successors are elected and qualify. Each nominee is currently a director of the Company. The persons named in the enclosed proxy intend to vote for such nominees for election as directors, but if the nominees should be unable to serve, proxies will be voted for such substitute nominees as shall be designated by the Board of Directors to replace such nominees. It is believed that each nominee will be available for election. The names of the nominees for election and certain information as to each of them are as follows:

                                Principal Occuption
                                During Past Five                Number of Common     Percentage
                                Years Or More and   Director    Shares Benefically   of Shares
NAME                  BIRTH    OTHER DIRECTORSHIPS    SINCE     OWNED ON 10/16/00    OUTSTANDING
-----------------    --------  -------------------  --------    -----------------    -----------
Ruedi G. Laupper      4-22-50       See below          1995             (a)             -- %
Josef Laupper         7-22-45       See below          1995             (a)             -- %
Dr. Erwin Zimmerli    7-22-47       See below          1995             (a)              * %
Ueli Laupper          4-04-70       See below          1997             (a)             -- %
Dr. Sc. Dov Maor     12-06-46       See below          1998             (a)              * %

(a) The  information  under this caption  regarding  ownership of  securities is based upon statements by the individual nominees, directors, and officers as reported and reflected hereinabove under the section entitled "Security Ownership of Certain Beneficial Owners and Management".

* Represents less than 1% of the __________ shares outstanding as of October 16, 2000.

                  INFORMATION CONCERNING NOMINEES FOR DIRECTOR

Nominees

         The following information is submitted concerning the nominees for election as directors:

         Ruedi G. Laupper has been President, Chief Executive Officer and a director of the Registrant since May 1995 and Chairman of the Board of Directors since March 1997. In addition, he is Chairman of the Board of Directors and President of the Company's principal operating subsidiaries. Ruedi G. Laupper is the founder of the predecessors of the Company and was Chief Executive Officer of SR Medical AG from its inception in June 1988 until May 1995. He has approximately 23 years of experience in the field of radiology. Ruedi G. Laupper is the brother of Josef Laupper and the father of Ueli and Michael Laupper.

         Josef Laupper has been Secretary, Treasurer (until January 1998 and recommencing January 1999) and a director of the Registrant since May 1995 (with the exception of not having served as Secretary from December 23, 1997 to February 23, 1998). He has held comparable positions with SR Medical Holding AG, SR Medical AG, and their respective predecessors since 1990. He is principally in charge of the Company's administration. Josef Laupper has approximately 19 years of experience within the medical device business.

         Ueli Laupper has overall Company responsibilities in the area of international marketing and sales with approximately eight years of experience within the international X-ray market. He has been a Vice President of the Company since March 1997 and a director of the Registrant since March 1997. He was Chief Executive Officer of SR Medical AG from July 1995 until June 30, 1997 having previously been employed by the Company from January 1993 to July 1995 as Export Manager. Since the beginning of July 1998 he has been in charge of the Company's U.S. operations and currently serves as CEO of both Swissray America Inc. since its formation in September 1998 and Swissray Healthcare, Inc.

         Dr. Erwin Zimmerli has been a director of the Registrant since May 1995 and, since March 1998, a member of the Registrant's Independent Audit Committee. Since receiving his Ph.D. degree in law and economics from the University of St. Gall, Switzerland in 1979, Dr. Zimmerli has served as head of the White Collar Crime Department of the Zurich State Police (1980-86), as an expert of a Swiss Parliamentary Commission for penal law and Lecturer at the Universities of St. Gall and Zurich (1980-87), Vice President of an accounting firm (1987-1990) and Executive Vice President of a multinational aviation company (1990-92). Since 1992 he has been actively engaged in various independent consulting capacities primarily within the Swiss legal community.

         Dr. Sc. Dov Maor, was appointed as a member of the Registrant's Board of Directors and a member of its Independent Audit Committee effective March 26, 1998. Dr. Sc. Dov Maor currently holds the position of Vice President for Technology with ELBIT Medical Imaging, Haifa. Dr. Sc. Dov Maor is well experienced in the field of Nuclear Medicine and medical imaging and has been employed for over 10 years in a leading position in Research & Development. Additionally, he was working in conjunction with the Max Planck Institute for Nuclear Physics in Heidelberg within his field of experience. In addition to his technical knowledge, Dr. Sc. Dov Maor is experienced in the commercial sector of the industry.

Vote Required for Approval

         The five nominees receiving a majority of the votes cast at the Annual Meeting for the election of directors will be elected as directors.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
               FOR EACH OF ITS NOMINEES TO THE BOARD OF DIRECTORS

Compensation of Directors

         Directors of the Company receive $10,000 annually for serving as directors except for Josef Laupper, who receives $12,000 and Ruedi G. Laupper, the Chairman of the Board of Directors, who receives $15,000.

Board and Committee Meetings

         During the fiscal year which ended June 30, 2000, there were ten meetings of the Board of Directors. Four of the five incumbent directors attended all ten meetings of the Board while one incumbent director (Dr. Sc. Dov
Maor) attended eight meetings. The Board of Directors does not currently have a standing nominating nor compensation committee or any committee or committees performing similar functions. It established an independent audit committee effective as of March 26, 1998. The Board of Directors has performed all of the functions that might otherwise be performed by such committees (excepting for the aforesaid independent audit committee).

         The aforesaid independent audit committee was established so as to comply with maintenance standards for the Nasdaq SmallCap Market, on which the Company's Common Stock was quoted until delisting on October 26, 1998. For certain information with respect to such delisting reference is herewith made to the accompanying 2000 Annual Report to Stockholders and in particular to subsection (d) to "Market Information" entitled "NASDAQ Delisting".

                               EXECUTIVE OFFICERS

         The executive officers of the Company are appointed by the Board of Directors of the Company and serve at the discretion of the Board of Directors. Information concerning each executive officer's age, position and certain other information with respect to each executive officer can be found herein under the section entitled "Election of Directors" excepting for information with respect to Michael Laupper (who serves as a Company officer) which summarized information is as follows:

         Michael Laupper (born 11-19-72) assumed the position of Interim Chief Financial Officer of the Company effective January 1, 1999, having previously worked in conjunction with the Company's former CFO and has been the Company's CFO since August 1999. Michael Laupper completed his commercial education in the chemical industry in 1991 in Switzerland and has additionally completed studies in finance and accounting (in the United States during 1996-97). He has served the Company in various management positions at SR Management AG and SR Medical AG, Company subsidiaries since 1999 and prior to assuming his current position.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth certain information for the years ended June 30, 1998, 1999 and 2000 concerning the cash and non-cash compensation earned by or awarded to the Chief Executive Officer of the Registrant and the three other most highly compensated executive officers of the Registrant as of June 30, 2000 (the "Named Executive Officers").

                                    ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                    -------------------               --------------------------
                                    Fiscal                    Other Annual        Stock         All Other
NAME AND PRINCIPAL POSITION         YEAR    SALARY    BONUS   COMPENSATION        OPTIONS     COMPENSATION
---------------------------         ----    --------  -----   -------------      ---------    -------------
Ruedi G. Laupper                    2000    $200,878   ---   $  695,628 (1)(3)   $181,250(4)     ---
  President and Chief Executive     1999    $194,121 $ 8,377 $4,335,000 (1)(2)      ---          ---
  Officer, Chairman of the          1998    $173,587 $16,057 $   15,000 (7)         ---          ---
  Board of Directors

Josef Laupper                       2000    $109,468   ---   $  383,250 (1)(3)   $200,000(4)     ---
  Secretary, Treasurer              1999    $ 83,566  $6,494 $   12,000 (1)         ---          ---
                                    1998    $ 94,669   ---   $   12,000 (1)         ---          ---

Ueli Laupper                        2000    $114,494   ---   $  628,750 (1)(3)   $218,750(4)     ---
  Vice President International      1999    $ 94,924  $7,077 $   10,000 (1)         ---          ---
  Sales (2)                         1998    $ 95,685   ---   $   10,000 (1)         ---          ---

Michael Laupper                     2000    $ 80,600   ---   $  371,250 (3)      $125,000(4)     ---
  Chief Financial Officer
--------------------

(1)      Fees for service on the Board of Directors of the Company.
(2) Dollar value assigned to the 2,000,000 shares of Common Stock issued for relinquishment of EBIT bonus based upon Board members agreement that such price would be based upon 90% of bid price at the time proposal was initially made, i.e., 90% of the $2.40 average price on June 30, 1999 - the date of the Board of Directors meeting.
(3)      Includes 275,000,  150,000,  250,000 and 150,000 shares of common stock issued to Ruedi G. Laupper, Josef Laupper, Ueli Laupper and Michael Laupper respectively, all of which shares were valued at $2.475 per share.
(4)      See "Stock Option Grants in Fiscal Year Ended June 30, 2000".

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

         The following sets forth certain information concerning the grant of options to purchase shares of the Common Stock to each of the executive officers of the Registrant, as well as certain information concerning the exercise and value of such stock options for each of such individuals. Options generally become exercisable upon issuance and expire no later than ten years from the date of grant.

             STOCK OPTION GRANTS IN FISCAL YEAR ENDED JUNE 30, 2000

         With respect to the named Executive Officers there were no granting of stock options under either the Company's 1996, 1997. 1999 or 2000 Stock Option Plans (the "Plans") during fiscal year ended June 30, 2000 excepting for options granted (October 27, 1999 when the bid price was $2.625) from the 1999 Plan as follows: Ruedi G. Laupper, Josef Laupper, Ueli Laupper and Michael Laupper 181,250, 200,000, 218,750 and 125,000 options respectively. All of such options are exercisable at $2.625 per share for a period of three years.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION included herein shall not be incorporated by reference into any such filings.

           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Board of Directors, the members of which are Ruedi G. Laupper, Josef Laupper, Ueli Laupper, Erwin Zimmerli and Dov Maor, has furnished the following report on executive compensation:
To: The Stockholders of SWISSRAY International, Inc.

         The Corporation's executive compensation is supervised by the Board of Directors. Compensation paid to the Company's executive officers, including the Company's President, Chief Executive Officer and Chairman of the Board of Directors, is intended to reflect the responsibility associated with each executives position, the past performance of the specific executive and the goals of management. To the extent practicable, the Board has established certain principals (applying equally to the Company's President and all other executive officers) so as to provide the frame work for the Company's compensation program. Such principals involve offering a competitive and compensation package that will attract the best talent to the Company; motivate individuals to perform at their highest levels; reward outstanding achievement; and retain those individuals with the leadership abilities and skills necessary to achieve Company objectives and long-term stockholder value. In that respect the Board attempts to evaluate the Company's performance relative to its competitors and its progress towards achieving both short and long term business goals.

         With these generalized principals in mind the Board's goal is to develop executive compensation policies and programs (taking into account available resources) which are consistent with the strategic objectives of growing the Company's business and maximizing stockholder value. A strong link should exist between executive compensation and management's ability to maximize stockholder value.

         The Board  believes  that,  amongst other  factors,  enhancing  revenue growth and improving cash flows should be recognized when considering compensation levels as well as any significant improvements in overall effectiveness, productivity and/or return on investment.

         Base salaries for executives (including the Company's President) are set at levels (where practicable and where funds are available) which are intended to reflect the competitive marketplace for companies that are of comparable size and complexity that would be considered competitors in
attracting   and   retaining   quality   executives   as  well   as   upon   job
responsibilities,   level  of  experience,   overall  business  performance  and
individual contributions to the Company. Salaries of the named officers (including the Company's President) are reviewed with an assessment made of each executive's performance. The Board believes that leadership and motivation of the Company's executives (especially its President) are critical to establishing the Company's goal towards preeminence both in the marketplace (as same relates to its ddR-Systems) and as an investment for stockholders. The employment agreements for Ruedi Laupper, Josef Laupper and Ueli Laupper set salary levels which attempt to adequately compensate these individuals with salaries that are commensurate with their abilities and are comparable to those paid by competitors within the industry. Such salaries are, however, limited, to an extent, by availability of Company resources (without creating material cash flow difficulties).

         The factors and criteria upon which the Company's Chief Executive Officer's ("CEO") compensation is based are as indicated above. Such factors are not directly related (by any set formula or otherwise) to the results of the Company's performance but rather are related to the responsibilities assumed and efforts extended by the Company's President for and on behalf of the Company so as to enable the Company to achieve its long term objectives. Such objectives relate primarily to the attempt to achieve preeminence in the direct digital radiography industry. Where directors believe that sufficient funds are not immediately available to compensate the Company's CEO in the manner intended and referred to in the preceding paragraph, the Board will authorized the issuance of restrictive common stock of the Company, i.e. to reward such President's efforts.

         The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. Accordingly, Ruedi G. Laupper's compensation was not specifically tied to any measures of return on equity or earnings targets.

         The foregoing report has been furnished by:

                                                     Ruedi G. Laupper
                                                     Joseph Laupper
                                                     Ueli Laupper
                                                     Erwin Zimmerli
                                                     Dov Maor

                                PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock with the cumulative total return (including reinvested dividends) of the Nasdaq Composite Index and the Standard & Poor's 500 Index, for the period commencing June 1, 1995, when the Company as registered under Section 12 of the Securities Exchange Act of 1934, as amended, and the Company's Common Stock began publicly trading and ending June 30, 2000. The graph is based on an initial investment of $100.

                        Stock Performance Graph and Table
                             Comparison of Five-Year
                         Cumulative Total Returns Among
              SWISSRAY International, Inc., Nasdaq Composite Index
                                and S&P 500 Index

                          SWISSRAY
Measurement Period     International,       Nasdaq Composite   Standard & Poor's
(Fiscal Year Covered)       Inc.                Index             500 Index
---------------------  ----------------   -------------------  ----------------
June 30, 1995             100.00                100.00              100.00
June 30, 1996             100.00                101.00              109.00
June 30, 1997              50.00                177.76              161.32
June 30, 1998              15.50                211.53              174.23
June 30, 1999              22.32                279.23              235.20
June 30, 2000              25.22                443.97              254.02


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company had no Compensation Committee during the last completed fiscal year. The Corporation's executive compensation was supervised by all members of the Company's Board of Directors and the following directors were concurrently officers of the Company in the following capacities: Ruedi G. Laupper (Chairman of the Board of Directors, President and Chief Executive Officer); Josef Laupper (Secretary, Treasurer and director) and Ueli Laupper (Vice President and director). No executive officer of the Company served as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers who serve on the Company's Board of Directors.

         While the Company did not issue any shares of its Common Stock to any of its officers during fiscal year ended June 30, 1998 it did issue 48,259 shares of Common Stock to a company controlled by Ruedi G. Laupper pursuant to an agreement between Ruedi G. Laupper and the Company in consideration of Mr. Laupper's agreement to cancellation of 160,863 post split shares of Common Stock held by Ruedi G. Laupper or companies controlled by him.

         The Company did not issue any shares of its Common Stock to any of its officers during fiscal year ended June 30, 1999 excepting for the issuance of 2,000,000 restrictive shares to Ruedi G. Laupper in exchange for and in consideration of cancellation of certain bonus provisions contained in employment contract. With respect to shares of common stock issued to officers and directors during fiscal year ended June 30, 2000 see "Certain Transactions" hereinafter.

                                  BENEFIT PLANS

         The Swiss and German Subsidiaries, mandated by government regulations, are required to contribute approximately five (5%) percent of eligible, as defined, employees' salaries into a government pension plan. The subsidiaries also contribute approximately five (5%) percent of eligible employee salaries into a private pension plan. Total contributions charged to operations for the years ended June 30, 2000, 1999 and 1998, were $475,176, $509,959 and $347,854 respectively.
                              CERTAIN TRANSACTIONS

         Reference is herewith made to Compensation Committee Interlocks and Insider Participation, second and third paragraphs regarding (a) 48,259 restrictive shares of Company common stock issued to its President during fiscal year ended June 30, 1998 and (b) 2,000,000 restrictive shares issued to its President during fiscal year ended June 30, 1999. With respect to both transactions referred to herein the Company's Board determined same to be as fair to the Company as could have been made with unaffiliated parties and both of such transactions were unanimously approved by its Board with the Company's President abstaining from voting.

         Subsequent to June 30, 1999 year end, 497,824 restrictive shares of Company common stock were issued to corporations controlled by the Company's President in consideration of his pledging as collateral (and subsequently forfeiting) shares of Company common stock owned by corporations controlled by him in order to enable the Company to obtain financing.

         During October of 1999 and in accordance with unanimous Board approval the Company issued an aggregate of 875,000 shares to certain of its officers and/or directors as consideration for services rendered as per Board resolution. Such shares were issued as follows:

                                                                    No. Of
         Name                       Position                        Shares
        --------                    ---------                      --------
         Ruedi G. Laupper           Chairman, President &          275,000
                                    Chief Executive
                                    Officer
         Josef Laupper              Secretary, Treasurer           150,000
                                    & a Director
         Michael Laupper            Chief Financial Officer,       150,000
                                    Controller
         Ueli Laupper               Vice President & a             250,000
                                    Director
         Erwin Zimmerli             Director                        50,000

           PROPOSAL NO. 2 - PROPOSAL TO RATIFY THE BOARD OF DIRECTORS'
                    SELECTION OF FELDMAN SHERB & CO., P.C. AS
                      INDEPENDENT AUDITORS FOR THE COMPANY

         On November 6, 1998 the Board of Directors selected Feldman Sherb Horowitz & Co., P.C. (formerly known as Feldman Sherb Ehrlich & Co., P.C.) as the Company's auditors for the fiscal years ending June 30, 1998 and 1999 and is submitting the selection to stockholders for ratification. Feldman Sherb Horowitz & Co., PC. has audited the books, records and accounts of the Company for the fiscal years ended June 30, 1998, June 30, 1999 and June 30, 2000. Representatives of Feldman Sherb & Co., P.C. are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so choose and will be available to respond to appropriate questions.

Vote Required for Approval

         Ratification of the selection of Feldman Sherb & Co., P.C. as independent public accountants will require the affirmative vote of a majority of the shares of Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
          VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FELDMAN SHERB
              & CO., P.C. AS INDEPENDENT ACCOUNTANTS TO EXAMINE THE
         COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR
                              ENDED JUNE 30, 2001.

          PROPOSAL NO. 3 - APPROVAL OF THE SWISSRAY INTERNATIONAL, INC.
                             2001 STOCK OPTION PLAN

         The Board of Directors in September 2000 adopted the Company's 2001 Non-Statutory Stock Option Plan so as to provide a critical long-term incentive for employees, non-employee directors, consultants, attorneys and advisors of the Company and its subsidiaries. The Board of Directors believes that the Company's policy of granting stock options to such persons will continue to provide it with a critical advantage in attracting and retaining qualified candidates. In addition, the Stock Option Plan is intended to provide the Company with maximum flexibility to compensate plan participants. It is expected that such flexibility will be an integral part of the Company's policy to encourage employees, non-employee directors, consultants, attorneys and advisors to focus on the long-term growth of stockholder value. The Board of Directors believes that important advantages to the Company are gained by an option program such as the 2001 Non-Statutory Stock Option Plan which includes incentives for motivating employees of the Company, while at the same time promoting a closer identity of interest between employees, non-employee directors, consultants, attorneys and advisors on the one hand, and the stockholders on the other.

         The principal terms of the Stock Option Plan are summarized below and a copy of the Stock Option Plan is annexed to this Proxy Statement as Exhibit A. The summary of the Stock Option Plan set forth below is not intended to be a complete description thereof and such summary is qualified in its entirety by the actual text of the Stock Option Plan to which reference is made.

Summary Description of the SWISSRAY International, Inc. 2001 Non-Statutory Stock Option Plan

         The purpose of the Non-Statutory Stock Option Plan ("Plan"), attached hereto as Exhibit A, is to provide directors, officers and employees of, consultants, attorneys and advisors to the Company and its subsidiaries with additional incentives by increasing their ownership interest in the Company. Directors, officers and other employees of the Company and its subsidiaries are eligible to participate in the Plan. Options in the form of Non- Statutory Stock Options ("NSO") may also be granted to directors who are not employed by the Company and consultants, attorneys and advisors to the Company providing valuable services to the Company and its subsidiaries. In addition, individuals who have agreed to become an employee of, director of or an attorney, consultant or advisor to the Company and/or its subsidiaries are eligible for option grants, conditional in each case on actual employment, directorship or attorney, advisor and/or consultant status. The Plan provides for the issuance of NSO's only, which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, as amended.

         The maximum number of options that may be granted under this Plan shall be options to purchase 2,000,000 shares of Common Stock.

         The Board of Directors of the Company or a Compensation Committee (once established) will administer the Stock Option Plan with the discretion generally to determine the terms of any option grant, including the number of option shares, exercise price, term, vesting schedule and the post-termination exercise period. Notwithstanding this discretion (i) the term of any option may not exceed 10 years and (ii) an option will terminate as follows: (a) if such termination is on account of termination of employment for any reason other than death, without cause, such options shall terminate one year thereafter; (b) if such termination is on account of death, such options shall terminate 15 months thereafter; and (c) if such termination is for cause (as determined by the Board of Directors and/or Compensation Committee), such options shall terminate immediately. Unless otherwise determined by the Board of Directors or Compensation Committee, the exercise price per share of Common Stock subject to an option shall be equal to no less than 50% of the fair market value of the Common Stock on the date such option is granted. No NSO shall be assignable or otherwise transferable except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective
April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A 1 through 4 inclusive and Section B thereof.

         The Stock Option Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Stock Option Plan or broaden eligibility except that no amendment or alteration to the Plan shall be made without the approval of stockholders which would (a) increase the total number of shares reserved for the purposes of the Plan or decrease the NSO price (except as provided in paragraph 9 of the Plan) or change the classes of persons eligible to participate in the Plan or (b) extend the NSO period or (c) materially increase the benefits accruing to Plan participants or (d) materially modify Plan participation eligibility requirements or (e) extend the expiration date of the Plan. Unless otherwise indicated the Stock Option Plan will remain in effect until terminated by the Board of Directors.

Federal Tax Consequences

         The following is a brief description of the federal income tax consequences generally arising with respect to options that may be granted under the Stock Option Plan. This discussion is only intended for the information of stockholders considering how to vote at the Annual Meeting, and not as tax guidance to individuals who participate in the Stock Option Plan.

         The grant of an option will create no tax consequences for the grantee or the Company. Upon exercising a NSO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable stock received. In such case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

         The participant's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares.

         Additionally,   the   following   tax  effects  on  Stock  Option  Plan
participation may be considered:

         Tax Treatment to the Participants. The Stock Option Plan provides for the grant of nonqualified stock options. A description of these options and certain federal income tax aspects associated therewith is set forth below. Because tax results may vary due to individual circumstances, each participant in the Stock Option Plan is urged to consult his personal tax adviser with respect to the tax consequences of the exercise of an option or the sale of stock received upon the exercise thereof, especially with respect to the effect of state tax laws.

         Federal Income Tax Treatment of Nonqualified Stock Options. No income is recognized by an optioned when a non-qualified stock option is granted. Except as described below, upon exercise of a nonqualified stock option, an optioned is treated as having received ordinary income at the time of exercise in an amount equal to the difference between the option price paid and the then fair market value of the Common Stock acquired. The Company is entitled to a deduction at the same time and in a corresponding amount. The optioned's basis in the Common Stock acquired upon exercise of a nonqualified stock option is equal to the option price plus the amount of ordinary income recognized, and any gain or loss thereafter recognized upon disposition of the Common Stock is treated as capital gain or loss.

         Stock acquired by "insiders' (i.e., officers, directors or persons holding 10% or more of the stock of the Company who are subject to the restrictions on short-swing trading imposed by Section 16(b) of the Securities Exchange Act of 1934) upon exercise of nonqualified stock options constitutes "restricted property" and, unless the optioned elects otherwise, the recognition of income upon exercise is deferred to the date upon which the stock acquired upon exercise may first be sold without incurring Section 16(b) liability (generally six months after exercise). If such an optioned does not elect to recognize income upon exercise, the insider will realize ordinary income in an amount equal to the difference between the option price and the fair market value on the date the stock may first be sold without incurring Section 16(b) liability.

Vote Required for Approval

         The affirmative vote of a majority of the outstanding shares of the Common Stock present in persons or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the Stock Option Plan.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
            AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
              THE ADOPTION OF THE COMPANY'S 2001 STOCK OPTION PLAN

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "Commission"). Such persons are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of Forms 3, 4 and 5 received by it, the Company believes that, with the exception of those persons indicated below, all directors, officers and 10% stockholders complied with such filing requirements.

         According to the Company's records, the following filings appear not to have been timely made: one initial statement of beneficial ownership on Form 3 and three statements of changes in beneficial ownership on Form 5 covering four transactions (such Form 5 representing a delinquent Form 4) were not filed timely by Ruedi G. Laupper; one initial statement of beneficial ownership was not filed timely by Ueli Laupper; one initial statement of beneficial ownership on Form 3 and two statements of changes in beneficial ownership on Form 5 covering two transactions (such Form 5 representing a delinquent Form 4) were not filed timely by Tomlinson Holding, Inc.; one initial statement of beneficial ownership on Form 3 was not filed timely by Josef Laupper; one initial statement of beneficial ownership was not filed timely by Ulrich Ernst; one initial statement of beneficial ownership was not filed timely by Berkshire Capital Management and one initial statement of beneficial ownership, one statement of changes in beneficial ownership on Form 5 covering one transaction (such Form 5 representing a delinquent Form 4) were not filed timely by Erwin Zimmerli and one initial statement of beneficial ownership on Form 3 and one statement of changes in beneficial ownership on Form 5 covering one transaction (such Form 5 representing a delinquent Form 4) was not filed timely by Michael Laupper.

                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

               STOCKHOLDERS PROPOSALS AND NOMINATIONS FOR THE 2001
                         ANNUAL MEETING OF STOCKHOLDERS

         The Company anticipates that the 2001 Annual Meeting will be held on or about November 30, 2001 and that the proxy materials for the 2001 Annual Meeting will be mailed on or before October 30, 2001. If any stockholder wishes a proposal to be considered for inclusion in the 2001 Proxy Statement, this material must be received by the Chief Executive Officer no later than September 1, 2001.

                                  ANNUAL REPORT

         The Company's Annual Report for the fiscal year ended June 30, 2000 is being mailed on or about October 23, 2000, together with this Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy to each stockholder of record on October 16, 2000.

                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for the reasonable expense of forwarding soliciting materials to their principals.

                                              By Order of the Board of Directors


                                           Ruedi G. Laupper
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and President
New York, New York
October 23, 2000

                                  EXHIBIT INDEX

Number                          Description

Exhibit A             2001 Non-Statutory Stock Option Plan

                                    Exhibit A


                          SWISSRAY International, Inc.
                      2001 NON-STATUTORY STOCK OPTION PLAN


1.       Purpose of this Plan.

         This Non-Statutory Stock Option Plan (the "Plan") is intended as an employment incentive, to aid in attracting and retaining in the employ or service of SWISSRAY International, Inc. (the "Company"), a New York corporation, and any Affiliated Corporation, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for the issuance of non-statutory stock options ("NSOs" or "Options") which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.       Administration of this Plan.

         The Company's Board of Directors ("Board") may appoint and maintain as administrator of this Plan the Compensation Committee (the "Committee") of the Board which shall consist of at least three members of the Board. Until such time as the Committee is duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective NSOs (which need not be identical as to number of shares covered by any NSO, the method of exercise as related to exercise in whole or in installments, or otherwise), including the NSO price, and to interpret the provisions and supervise the administration of this Plan. The Committee may, in its discretion, provide that certain NSOs not vest (that is, become exercisable) until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

         A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. If at any time the Board shall consist of seven or more members, then the Board may amend this Plan to provide that the Committee shall consist only of Board members who shall not have been eligible to participate in this Plan (or similar stock or stock option plan) of the Company or its affiliates at any time within one year prior to appointment to the Committee.

         All NSOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the holders of a majority of the Company's outstanding shares, and if such approval is not obtained, all NSOs previously granted shall be void. Each NSO shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

3.       Designation of Participants.

         The persons eligible for participation in this Plan as recipients of NSOs shall include full-time and part-time employees (as determined by the Committee) and officers of the Company or of an Affiliated Corporation. In addition, directors of the Company or any Affiliated Corporation who are not employees of the Company or an Affiliated Corporation and any attorney, consultant or other adviser to the Company or any Affiliated Corporation shall be eligible to participate in this Plan. For all purposes of this Plan, any director who is not also a common law employee and is granted an option under this Plan shall be considered an "employee" until the effective date of the director's resignation or removal from the Board of Directors, including removal due to death or disability. The Committee shall have full power to designate, from among eligible individuals, the persons to whom NSOs may be granted. A person who has been granted an NSO hereunder may be granted an additional NSO or NSOs, if the Committee shall so determine. The granting of an NSO shall not be construed as a contract of employment or as entitling the recipient thereof to any rights of continued employment.

4.       Stock Reserved for this Plan.

         Subject to adjustment as provided in Paragraph 9 below, a total of 2,000,000 shares of Common Stock ("Stock"), of the Company shall be subject to this Plan. The Stock subject to this Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Affiliated Corporation, and such amount of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding NSOs at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any NSO expire or be canceled prior to its exercise in full, the unexercised shares theretofore subject to such NSO may again be subjected to an NSO under this Plan.

5.       Option Price.

         The purchase price of each share of Stock placed under NSO shall not be less than fifty percent (50%) of the fair market value of such share on the date the NSO is granted. The fair market value of a share on a particular date shall be deemed to be the average of either (i) the highest and lowest prices at which shares were sold on the date of grant, if traded on a national securities exchange, (ii) the high and low prices reported in the consolidated reporting system, if traded on a "last sale reported" system, such as NASDAQ, or (iii) the high bid and high asked price for over-the-counter securities. If no transactions in the Stock occur on the date of grant, the fair market value shall be determined as of the next earliest day for which reports or quotations are available. If the common shares are not then quoted on any exchange or in any quotation medium at the time the option is granted, then the Board of Directors or Committee will use its discretion in selecting a good faith value believed to represent fair market value based on factors then known to them. The cash proceeds from the sale of Stock are to be added to the general funds of the Company.

6.       Exercise Period.

         (a) The NSO exercise period shall be a term of not more than ten (10) years from the date of granting of each NSO and shall automatically terminate:

                  (i) Upon termination of the optioned's employment with the Company for cause;

                  (ii) At the expiration of twelve (12) months from the date of termination of the optioned's employment with the Company for any reason other than death, without cause; provided, that if the optioned dies within such twelve-month period, subclause (iii) below shall apply; or

                  (iii) At the expiration of fifteen (15) months after the date of death of the optioned.

         (b) "Employment with the Company" as used in this Plan shall include employment with any Affiliated Corporation, and NSOs granted under this Plan shall not be affected by an employee's transfer of employment among the Company and any Parent or Subsidiary thereof. An optioned's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave, maternity leave or sick leave.

7.       Exercise of Options.

         (a) The Committee, in granting NSOs, shall have discretion to determine the terms upon which NSOs shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased shares of Stock shall remain subject to purchase until the NSO expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the NSO, an NSO may be exercised in whole or in part, one or more times, but no NSO may be exercised for a fractional share of Stock.

         (b) NSOs may be exercised solely by the optioned during his lifetime, or after his death (with respect to the number of shares which the optioned could have purchased at the time of death) by the person or persons entitled thereto under the decedent's will or the laws of descent and distribution.

         (c) The purchase price of the shares of Stock as to which an NSO is exercised shall be paid in full at the time of exercise and no shares of Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital raising transaction, (iii) by delivering shares of the Company's Common Stock which have been beneficially owned by the optioned, the optioned's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the NSO or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the NSO, or (v) a combination of cash, services, Delivered Stock or other corporate shares. An NSO shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an NSO shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any shares of Stock purchasable upon exercise of any part of an NSO unless and until certificates representing such shares shall have been issued by the Company to him or her.


8.       Assignability.

         No NSO shall be assignable or otherwise transferable (by the optioned or otherwise) except by will or the laws of descent and distribution or except as permitted in accordance with SEC Release No.33-7646 as effective April 7, 1999 and in particular that portion thereof which expands upon transferability as is contained in Article III entitled "Transferable Options and Proxy Reporting" as indicated in Section A 1 through 4 inclusive and Section B thereof. No NSO shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process.

9.       Reorganizations and Recapitalizations of the Company.

         (a) The existence of this Plan and NSOs granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or the other corporation act or proceeding, whether of a similar character or otherwise.

         (b) The shares of Stock with respect to which NSOs may be granted hereunder are shares of the Common Stock of the Company as currently constituted. If, and whenever, prior to delivery by the Company of all of the shares of Stock which are subject to NSOs granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, a stock split, combination of shares (reverse stock split) or recapitalization or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of shares of Stock available under this Plan and the number of shares of Stock with respect to which NSOs granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration payable per share shall be proportionately reduced; and
(ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

         (c) If the Company is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which shareholders of the Company receive any shares of stock or other securities, there shall be substituted for the shares of Stock subject to the unexercised portions of outstanding NSOs an appropriate number of shares of each class of stock or other securities which were distributed to the shareholders of the Company in respect of such shares of Stock in the case of a reorganization, merger, consolidation or plan of exchange; provided, however, that all such NSOs may be canceled by the Company as of the effective date of a reorganization, merger, consolidation, plan of exchange, or any dissolution or liquidation of the Company, by giving notice to each optioned or his personal representative of its intention to do so and by permitting the purchase of all the shares subject to such outstanding NSOs for a period of not less than thirty (30) days during the sixty (60) days next preceding such effective date.

         (d) Except as expressly provided above, the Company's issuance of shares of Stock of any class, or securities convertible into shares of Stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into shares of Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to NSOs granted hereunder or the purchase price of such shares.

10.      Purchase for Investment.

         Unless the shares of Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an NSO under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.       Effective Date and Expiration of this Plan.

         This Plan shall be effective as of September 13, 2000 the date of its adoption by the Board, subject to the approval of the Company's shareholders, and no NSO shall be granted pursuant to this Plan after its expiration. This Plan shall expire on September 12, 2010 except as to NSOs then outstanding, which shall remain in effect until they have expired or been exercised.

12.      Amendments or Termination.

         The Board may amend, alter or discontinue this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any NSOs granted thereunder from the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any NSO theretofore granted, without his consent (unless made solely to conform such NSO to, and necessary because of, changes in the foregoing laws, rules or regulations), and except that no amendment or alteration shall be made without the approval of shareholders which would:

         (a) Increase the total number of shares reserved for the purposes of this Plan or decrease the NSO price provided for in Paragraph 5 (except as provided in Paragraph 9), or change the classes of persons eligible to participate in this Plan as provided in Paragraph 3; or

         (b) Extend the NSO period provided for in Paragraph 6; or

         (c) Materially increase the benefits accruing to participants under this Plan; or

         (d) Materially  modify  the   requirements   as   to   eligibility  for
participation in this Plan; or

         (e) Extend the expiration date of this Plan as set forth  in  Paragraph
11.

13.      Government Regulations.

         This Plan, and the granting and exercise of NSOs hereunder, and the obligation of the Company to sell and deliver shares of Stock under such NSOs, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.      Liability.

         No member of the Board of Directors, the Committee or officers or employees of the Company or any Affiliated Corporation shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

15.      Miscellaneous.

         (a) The term "Affiliated Corporation" used herein shall mean any Parent or Subsidiary.

         (b) The term "Parent" used herein shall mean any corporation owning 50 percent or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

         (c) The term "Subsidiary" used herein shall mean any corporation more than 50 percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

16.      Options in Substitution for Other Options.

         The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an employee under this Plan or any other stock option plan of the Company on the condition that such employee shall surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. If the Committee shall have so determined to grant such new options on such a conditional basis ("New Conditional Options"), no such New Conditional Option shall become exercisable in the absence of such employee's consent to the condition and surrender and cancellation as appropriate. New Conditional Options shall be treated in all respects under this Plan as newly granted options. Option may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Corporation, or the merger or consolidation of the employing corporation with the Company or an Affiliated Corporation, or the acquisition by the Company or an Affiliated Corporation of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Corporation of stock of the employing corporation as the result of which it becomes an Affiliated Corporation.

17.      Withholding Taxes.

         Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a NSO. The Company may require, as a condition to the exercise of a NSO, that the optioned concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the optioned may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

18. Transferability in Accordance With Form S-8 as Amended and Effective April 7, 1999. Notwithstanding anything to the contrary as may be contained in this Plan regarding rights as to transferability or lack thereof, all options granted hereunder may and shall be transferable to the extent permitted in accordance with SEC Release No. 33-7646 entitled "Registration of Securities on Form S-8" as effective April 7, 1999 and in particular in accordance with that portion of such Release which expands Form S-8 to include stock option exercise by family members so that the rules governing the use of Form S-8 (a) do not impede legitimate intra family transfer of options and (b) may facilitate transfer for estate planing purposes - all as more specifically defined in
Article III, Sections A and B thereto, the contents of which are herewith incorporated by reference.

                                          SWISSRAY International, Inc.



                                          By:  Ruedi G. Laupper, President

ATTEST:



By:  Josef Laupper, Secretary

(SEAL)

                         CERTIFICATION OF PLAN ADOPTION


         I, the undersigned Secretary of this Corporation, hereby certify that the foregoing 2001 Non-Statutory Stock Option Plan was duly approved by the requisite number of holders of the issued and outstanding Common Stock of this corporation as of November 30, 2000.




                                                       Josef Laupper, Secretary


(SEAL)

                                OPTION AGREEMENT

The undersigned hereby grants __________(pursuant to the SWISSRAY International, Inc. 2000 Non-Statutory Stock Option Plan dated September 13, 2000 attached hereto) an option to purchase _______ shares of SWISSRAY International, Inc. (the "Corporation").

Option Period. This option shall be for a period of ____ years from the date of this Option Agreement ("Option Period").

Option Price. The option price shall be $ per share for an aggregate of $ if the entire shares are purchased. The option price of the shares of Common Stock shall be paid in full at the time of exercise and no shares of Common Stock shall be issued until full payment is made therefor. Payment shall be made either (i) in cash, represented by bank or cashier's check, certified check or money order (ii) in lieu of payment for bona fide services rendered, and such services were not in connection with the offer or sale of securities in a capital-raising transaction, (iii) by delivering shares of the undersigned's Common Stock which have been beneficially owned by the optioned, the optioned's spouse, or both of them for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock") in a number equal to the number of shares of Stock being purchased upon exercise of the Option or (iv) by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the NASDAQ system or a national securities exchange, with an aggregate fair market value equal to or greater than the exercise price of the shares of Stock being purchased under the Option, or (v) a combination of cash, services, Delivered Stock or other corporate shares.

Shareholder Rights. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Corporation in respect of any shares of Common Stock purchasable upon exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Corporation to him or her.

Determination of Exercise Date. This Option or a portion of this Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Corporation.

Date: ___________, 2000
                                               SWISSRAY International, Inc.


                                               By:  Ruedi G. Laupper,  President


                                               By:  Josef Laupper, Secretary